UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2022

CROWN ELECTROKINETICS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39924	47-5423944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd., Corvallis, OR	97330
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 674-3612

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRKN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting (the “Annual Meeting”) of the stockholders Crown Electrokinetics Corp. (the “Company”) was held on December 22, 2022. As of November 14, 2022, the record date for the Meeting, 20,270,171 shares of common stock of the Company (“Common Stock”) were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected Douglas Croxall, Daniel Marcus and Dr. DJ Nag to the Company’s Board of Directors, to hold office until the 2023 annual meeting of stockholders or until his successor shall have been duly elected or appointed and qualify, based upon the following votes:

Name	Votes FOR	Votes WITHHELD
Douglas Croxall	8,047,036	1,962,100
Daniel Marcus	8,053,437	1,955,699
Dr. DJ Nag	7,980,025	2,029,111

Proposal No. 2

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, based upon the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
12,030,327	1,596,456	488,691	—

Proposal No. 3

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 800,000,000 shares:

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
10,344,046	3,677,261	94,167	—

Proposal No. 4

The Company’s stockholders approved the Company’s 2022 Employee Incentive Plan:

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
7,143,936	2,743,585	121,615	4,106,338

Proposal No. 5

The Company’s stockholders approved a reverse stock split of the Common Stock at a ratio of not more than 1-for-15, such ratio to be determined by the Board of Directors on or prior to December 22, 2023, in its sole discretion:

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
11,721,783	1,996,073	397,618	—

Proposal No. 6

The Company’s stockholders approved the private placement of convertible promissory notes and warrants to purchase Common Stock that closed on October 19, 2022:

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
8,136,474	1,618,987	253,675	4,106,338

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2022

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer

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